Exhibit Number 10.28

                          NOTE MODIFICATION AGREEMENT


This Note Modification Agreement is made the 14th day of August, 1998 by and between the undersigned parties with regard to the obligation described below, which obligation shall hereinafter be referred to as the "Note":

Date of Note January 26, 1997      Original Amount of Note: $250,000.00
             ----------------                               --------------------

Interest Rate LSB Prime + 1.5%
              ------------------------------------------------------------------
Payable Outstanding principal plus interest due January 16, 1998 with monthly
        ------------------------------------------------------------------------
        interest payments begin February 16, 1997
        ------------------------------------------------------------------------

Security $650,000.00 Deed of Trust  dated  April 15,  1987;  Assignment  of Life
        ------------------------------------------------------------------------
        Insurance Policy;  Security  Agreement  provisions of LSB Loan Agreement
        ------------------------------------------------------------------------
        dated July 24, 1990 covering accounts and notes  receivable,  inventory,
        ------------------------------------------------------------------------
        machinery, equipment, furniture & fixtures.
        ------------------------------------------------------------------------

Principal Balance: $240,000.00         Interest Paid To: August 14, 1998
                   -----------                           ---------------

The maker of the Note and Lexington State Bank, the payee thereof, mutually desire to modify and amend the provisions of the Note in the manner hereinafter set forth, it being specifically understood that except as herein modified and amended, the terms and provisions of the Note and any Security Agreement and/or Deed of Trust granted as security thereto shall remain unchanged and continue in full force and effect as therein written.

Now therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agree that the Note is hereby modified and amended to provide as follows:

Extended  modified  maturity  date from July 16,  1998 to January  16, 1999 with
--------------------------------------------------------------------------------
monthly interest due on the outstanding  principal balance,  beginning September
--------------------------------------------------------------------------------
16, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

It is mutually agreed by and between the parties hereto that nothing herein contained shall impair the security now held for the Note, nor shall waive, annual, vary or affect any provision, condition, covenant, or agreement contained in the Note or any Security Agreement or Deed of Trust securing same. Furthermore, all rights and remedies as to all parties secondarily liable for repayment of the indebtedness evidenced by the Note are hereby reserved.

In witness whereof, this instrument has been executed by the parties hereto and delivered on the day and year first above written.

LEXINGTON STATE BANK                    WELLINGTON HALL, LIMITED

By:                                     By:                               (SEAL)
   --------------------------------        -------------------------------
   E. Warren MacKinstry                    Hoyt M. Hackney, Jr., President

Its: Vice President                     By:                               (SEAL)
    -------------------------------        -------------------------------
                                           William W. Woodruff, Secretary

Account/Note Number:                    Attest:                       (CORPORATE
                                               ----------------------- SEAL)
Old 0123200548-03-115735                       William W. Woodruff, Secretary
    -------------------------------
New SAME
    -------------------------------